Taxes on Income	12 Months Ended
Dec. 31, 2022
Taxes on Income [abstract]
Taxes on Income

Note 17 - Taxes on Income

A.	Corporate tax rate

The tax rate applicable to the Group for 2020 - 2022 is 23%.

B.

Carry-forward losses

The Company and its subsidiaries incurred losses through 2022, which are not expected to be utilized in the foreseeable future. Therefore, the Group did not record current taxes or deferred tax assets.

In 2022, the main reconciling item from the statutory tax rate of the Company (23%, representing theoretical tax benefit of approximately USD 5 million) to the effective tax rate (0%) is mainly due to the fact that deferred taxes were not created in respect of current year tax losses and benefits.

The carry-forward loss for tax purposes of the Company and its subsidiaries, and the unrecognized research and development expenses, amounts to USD 82 million as of December 31, 2022 (2021 – USD 59 million, 2020 – USD 41 million).

C.

Tax assessments

The Company’s tax assessments are deemed finalized through the end of 2017, pursuant to section 145 of the Israeli Income Tax Ordinance. Tyrnovo’s tax assessment is deemed finalized through the end of 2017 and Famewave’s tax assessment is open (incorporated on July 2, 2017), pursuant to section 145 of the Israeli Income Tax Ordinance.